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                                                                   EXHIBIT 10.43


                       AMENDMENT TO CO-MARKETING AGREEMENT

         This Amendment is made this 31st day of March, 2000, between priceline.com, Incorporated ("priceline"), with offices at 800 Connecticut Avenue, Norwalk, Connecticut 06854, and Net2Phone, Inc. ("Net2Phone") with offices at 171 Main Street, Hackensack, New Jersey 07601.

         WHEREAS, the parties entered into a Co-Marketing Agreement dated November 4, 1999 (the "Agreement"); and

         WHEREAS, the parties now desire to memorialize their mutual understanding to amend the Agreement and MOU as set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                           1. Section 1.2 of the Agreement is amended to provide
                  that [****] (collectively the "Fee") during priceline's fiscal fourth quarter ended December 31, 1999.

                           2. The fee has been paid in full to [****].

         In all other respects he terms of the Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


PRICELINE.COM INCORPORATED                      NET2PHONE, INC.

By: /s/ Robert Mylod                            By: /s/ Ilan Slasky
Name: Robert Mylod                              Name: Ilan Slasky
Title: Senior Vice President-Finance            Title: Chief Financial Officer